UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 27, 2022

National Instruments Corporation
(Exact Name of Registrant as Specified in Its Charter)

000-25426
(Commission File Number)

Delaware	74-1871327
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

11500 North MoPac Expressway
Austin, Texas 78759
(Address of principal executive offices, including zip code)

(512) 683-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NATI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of the press release of National Instruments Corporation ("NI"), dated January 27, 2022, regarding the unaudited financial results for NI’s fourth fiscal quarter ended December 31, 2021.

The information in the press release attached hereto as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events

On January 27, 2022, NI announced that its Board of Directors declared a dividend of $0.28 per share payable on February 28, 2022 to stockholders of record at the close of business on February 7, 2022.

NI also announced that its Board of Directors authorized a new stock repurchase program for up to $250 million of NI’s common stock.  The new stock repurchase program is effective immediately and is in addition to the previously authorized stock repurchase program.  Under the new stock repurchase program, shares may be repurchased from time to time in open market transactions, in privately negotiated transactions or otherwise. The timing and the other terms of the repurchase will depend on a variety of factors, including legal requirements, economic and market conditions, and other investment opportunities. The new stock repurchase program may be changed, suspended or discontinued at any time and does not have a specified expiration date.

A copy of the press release announcing the dividend and the new stock repurchase program is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL INSTRUMENTS CORPORATION

By:	/s/ R. Eddie Dixon, Jr.
Name: R. Eddie Dixon, Jr. Title: Chief Legal Officer, Senior Vice President & Secretary

Date:  January 27, 2022